UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2022

Date of reporting period:	August 1, 2021 – January 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

# Putnam Research Fund

**Semiannual report**
**1 | 31 | 22**

**Blend funds** invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PNRAX

Putnam
Research
Fund

Semiannual report
1 | 31 | 22

Message from the Trustees

March 9, 2022

Dear Fellow Shareholder:

Financial markets have been bumpy in recent months. Investors are weighing the risks of rising inflation, changes in Federal Reserve policy, the latest Covid-19 variants, and the global impact of the Russia-Ukraine conflict.

Despite new uncertainties, the fundamental backdrop remains encouraging, in our view. Employment levels have been improving and may strengthen should Covid cases continue to decline. Businesses continue to adapt and show resilience.

In times like these, it’s worth remembering the benefits of staying focused on your long-term financial goals. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Please read the interview with your fund manager(s) in the following pages.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/22. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 12–13.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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How did stocks perform during the period?

At the start of the period, ample government stimulus and signs of economic recovery were supportive of stocks. Declining cases of Covid-19 prompted countries to lift their mobility restrictions. Consumer spending increased, employment improved, and global demand surged. Strong corporate earnings also helped stocks advance. In October, high inflation and surging oil prices dampened investor sentiment. The U.S. Federal Reserve began tapering its monthly asset-purchase program in November, signaling it would raise interest rates in 2022. In early December, the global spread of the latest Covid variant, Omicron, also cautioned investors. Countries reinstated lockdowns, economic growth slowed, and global supply chain disruptions intensified. Against this backdrop, U.S. stocks, as measured by the S&P 500 Index, returned 3.44% for the six-month reporting period.

How did the fund perform for the reporting period?

The fund’s class A shares posted a return of 1.15%, underperforming its benchmark, the S&P 500 Index.

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Allocations are shown as a percentage of the fund’s net assets as of 1/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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What were some top contributors to performance relative to the benchmark during the period?

Stock selection in the energy sector was additive to results. After several years of sharp declines, the price of oil skyrocketed to a seven-year high in October 2021. This was largely due to the lifting of Covid restrictions combined with a global surge in consumption that pushed energy demands above their supplies. This was beneficial for our investment in traditional oil and gas company Exxon Mobil, a top contributor to performance for the period.

Canadian oil sands operator Cenovus Energy also was a top performer. Some investors have overestimated the cost of producing oil sands crude, which has depressed the valuations of profitable companies like Cenovus, in our view. Cenovus’s oil-producing assets provide a very attractive and stable production level that generates ample cash flows for the company, in our view. We also like the characteristics of oil sands, which have a longer lifespan of production and cost less to maintain compared with traditional oil wells. New efficiencies in the industry have helped to lower operational costs, which also has expanded Cenovus’s margins.

ON Semiconductor [Onsemi], an American semiconductor supplier serving industrial and automotive end markets, also aided results. Onsemi benefited from a cyclical tailwind in the automotive sector, primarily driven by robust demand for electric vehicles [EVs]. EVs require roughly 2,000 chips per vehicle, or twice that of a gas-powered car. During the period, Covid-related disruptions contributed to production constraints, which caused a global shortage of chips. As the price for chips rose, Onsemi’s margins expanded. We sold the stock at a profit before period-end.

What were some top detractors from fund performance relative to the benchmark during the period?

An underweight position relative to the benchmark in Apple, the consumer technology giant, was a top detractor. Despite diversifying its product line, Apple’s revenues were primarily driven by sales of the latest version of iPhone. During the period, iPhone sales exceeded our expectations, and Apple’s stock performed well. We reevaluated the company and upgraded our thesis on Apple at period-end.

Fidelity National Information Services [FIS], a U.S.-based global payment processing provider, also dampened results. Despite posting solid revenues and earnings, FIS faced increased competition from several smaller financial technology companies. These new market entrants grew faster than legacy merchant acquirers like FIS, which put downward pressure on the stock. Despite this headwind, we believe FIS has solid fundamentals and room for growth. We continue to own the stock.

PayPal Holdings, a global online payment provider, also was a disappointment. As economies reopened and consumers reduced their e-commerce spending, PayPal’s revenues declined and fourth-quarter 2021 earnings missed analyst expectations. Investors also grew cautious when e-commerce giant eBay announced the end of its exclusive relationship with PayPal. While eBay will continue to offer PayPal as a service, PayPal will not be eBay’s main payment provider. Additionally, news that PayPal offered $45 billion to acquire Pinterest, an image sharing and social media service, weighed on investor sentiment. While the deal failed to materialize, investors began to question the capital allocation decisions of the company. Before period-end, we reduced our position in PayPal.

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How did the fund use derivatives during the period?

We used forward currency contracts in an effort to hedge foreign exchange risk.

What is your outlook for the economy and the fund?

While companies have demonstrated improving fundamentals, corporate earnings hit a speed bump this year. In January 2022, new cases of Covid hit record levels, which stalled the economic recovery of certain sectors. Inflation and the anticipation of rising interest rates are challenging stock markets, in our view. Additionally, we believe ongoing supply chain disruptions, raw material cost inflation, and labor market shortages could be headwinds to stock performance, at least in the near term.

As investors evaluate new risks, company valuations are declining from their highs in calendar 2021. This creates an investing environment that is more conducive to active stock picking, in our view. We are seeing more differentiation among companies and across sectors.

Our analysts use an intensive, bottom-up research process to evaluate individual companies and assess their valuations. Our analyst team’s top stock picks, which are those that we believe have the most potential for capital appreciation, are chosen for your fund. Since our stock selection process assigns risks to individual companies, the fund offers more downside protection from broader, macroeconomic risks shared in common by many stocks, in our view. We also have the flexibility to capitalize on new investment opportunities as they arise.

Thank you, Will, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This table shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/22

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (10/2/95)
Before sales charge	9.76%	307.36%	15.08%	114.35%	16.47%	74.30%	20.35%	19.20%	1.15%
After sales charge	9.52	283.94	14.40	102.02	15.10	64.28	17.99	12.35	–4.67
Class B (6/15/98)
Before CDSC	9.49	283.56	14.39	106.55	15.61	70.43	19.45	18.31	0.78
After CDSC	9.49	283.56	14.39	104.55	15.39	67.43	18.74	13.31	–3.85
Class C (2/1/99)
Before CDSC	9.51	283.39	14.38	106.51	15.61	70.44	19.45	18.32	0.78
After CDSC	9.51	283.39	14.38	106.51	15.61	70.44	19.45	17.32	–0.14
Class R (1/21/03)
Net asset value	9.49	297.26	14.79	111.72	16.19	73.02	20.05	18.91	1.05
Class R6 (6/29/15)
Net asset value	10.03	321.41	15.47	118.63	16.93	76.30	20.81	19.62	1.34
Class Y (4/4/00)
Net asset value	9.99	317.47	15.36	117.09	16.77	75.62	20.65	19.49	1.28

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Recent performance may have benefited from one or more legal settlements.

Class B and C share performance reflects conversion to class A shares after eight years.

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Comparative index returns For periods ended 1/31/22

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
S&P 500 Index	10.15%	319.82%	15.43%	117.21%	16.78%	75.90%	20.71%	23.29%	3.44%
Lipper Large-Cap
Core Funds	9.43	281.51	14.23	109.16	15.83	71.27	19.58	21.24	1.71
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/22, there were 626, 610, 532, 483, 387, and 79 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/22

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	$0.001		—	—	—	$0.166	$0.121
Capital gains
Long-term gains	2.010		$2.010	$2.010	$2.010	2.010	2.010
Short-term gains	1.530		1.530	1.530	1.530	1.530	1.530
Total	$3.541		$3.540	$3.540	$3.540	$3.706	$3.661
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
7/31/21	$46.80	$49.66	$42.39	$42.30	$46.07	$47.63	$47.37
1/31/22	43.88	46.56	39.27	39.18	43.10	44.65	44.40

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

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Fund performance as of most recent calendar quarter Total return for periods ended 12/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (10/2/95)
Before sales charge	10.01%	350.76%	16.25%	132.21%	18.35%	97.93%	25.56%	24.21%	8.87%
After sales charge	9.76	324.84	15.56	118.86	16.96	86.55	23.10	17.07	2.61
Class B (6/15/98)
Before CDSC	9.73	324.49	15.55	123.69	17.47	93.56	24.62	23.26	8.45
After CDSC	9.73	324.49	15.55	121.69	17.26	90.56	23.98	18.26	3.46
Class C (2/1/99)
Before CDSC	9.75	324.24	15.55	123.67	17.47	93.60	24.63	23.28	8.47
After CDSC	9.75	324.24	15.55	123.67	17.47	93.60	24.63	22.28	7.47
Class R (1/21/03)
Net asset value	9.74	339.37	15.95	129.34	18.06	96.47	25.25	23.89	8.73
Class R6 (6/29/15)
Net asset value	10.28	366.28	16.64	136.86	18.82	100.19	26.03	24.65	9.06
Class Y (4/4/00)
Net asset value	10.24	362.05	16.54	135.19	18.65	99.46	25.88	24.53	9.01

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 7/31/21	1.03%	1.78%	1.78%	1.28%	0.66%	0.78%
Annualized expense ratio for the
six-month period ended 1/31/22	1.00%	1.75%	1.75%	1.25%	0.65%	0.75%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/21 to 1/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.07	$8.86	$8.86	$6.33	$3.30	$3.81
Ending value (after expenses)	$1,011.50	$1,007.80	$1,007.80	$1,010.50	$1,013.40	$1,012.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/22, use the following calculation method. To find the value of your investment on 8/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.09	$8.89	$8.89	$6.36	$3.31	$3.82
Ending value (after expenses)	$1,020.16	$1,016.38	$1,016.38	$1,018.90	$1,021.93	$1,021.42

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived

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therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2022, Putnam employees had approximately $537,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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The fund’s portfolio 1/31/22 (Unaudited)

COMMON STOCKS (95.5%)*	Shares	Value
Aerospace and defense (2.0%)
Boeing Co. (The) †	3,538	$708,449
CAE, Inc. (Canada) †	28,134	710,460
General Dynamics Corp.	2,766	586,669
Northrop Grumman Corp.	9,990	3,695,301
Raytheon Technologies Corp.	44,936	4,052,778
		9,753,657
Airlines (0.3%)
Southwest Airlines Co. †	27,813	1,244,910
		1,244,910
Automobiles (1.9%)
General Motors Co. †	17,903	944,025
Tesla, Inc. †	8,610	8,065,159
		9,009,184
Banks (3.3%)
Bank of America Corp.	127,615	5,888,156
Citigroup, Inc.	141,146	9,191,427
Silvergate Capital Corp. Class A †	9,327	1,004,891
		16,084,474
Beverages (2.2%)
Coca-Cola Co. (The)	57,778	3,525,036
Constellation Brands, Inc. Class A	1,948	463,137
PepsiCo, Inc.	38,830	6,737,782
		10,725,955
Biotechnology (2.4%)
AbbVie, Inc.	43,251	5,920,629
Amgen, Inc.	4,947	1,123,662
Biogen, Inc. †	1,622	366,572
Moderna, Inc. †	3,458	585,543
Regeneron Pharmaceuticals, Inc. †	5,716	3,478,700
		11,475,106
Building products (0.9%)
Johnson Controls International PLC	61,888	4,497,401
		4,497,401
Capital markets (2.9%)
Goldman Sachs Group, Inc. (The)	17,615	6,247,689
KKR & Co., Inc.	51,743	3,682,032
Quilter PLC (United Kingdom)	945,001	1,750,314
TPG, Inc. † S	67,373	2,261,712
		13,941,747
Chemicals (1.8%)
Corteva, Inc.	44,947	2,161,052
Eastman Chemical Co.	8,178	972,610
Ecolab, Inc.	3,278	621,017
Linde PLC	4,681	1,491,741
PPG Industries, Inc.	7,419	1,158,848
Sherwin-Williams Co. (The)	7,090	2,031,356
		8,436,624

16 Research Fund

COMMON STOCKS (95.5%)* cont.	Shares	Value
Construction materials (0.1%)
CRH PLC (Ireland)	9,784	$493,211
		493,211
Containers and packaging (0.5%)
Avery Dennison Corp.	11,312	2,323,711
		2,323,711
Diversified financial services (0.7%)
Apollo Global Management, Inc.	46,376	3,246,320
		3,246,320
Electric utilities (2.7%)
American Electric Power Co., Inc.	8,554	773,282
Exelon Corp.	56,930	3,299,094
NextEra Energy, Inc.	30,494	2,382,191
NRG Energy, Inc.	166,128	6,633,491
		13,088,058
Electrical equipment (0.6%)
Eaton Corp. PLC	5,104	808,627
Emerson Electric Co.	23,042	2,118,712
		2,927,339
Electronic equipment, instruments, and components (0.4%)
Vontier Corp.	62,604	1,759,798
		1,759,798
Entertainment (0.7%)
Sea, Ltd. ADR (Singapore) †	4,396	660,763
Walt Disney Co. (The) †	18,889	2,700,560
		3,361,323
Equity real estate investment trusts (REITs) (1.1%)
Gaming and Leisure Properties, Inc. R	92,878	4,196,228
Vornado Realty Trust R	31,582	1,295,178
		5,491,406
Food and staples retail (1.5%)
BJ’s Wholesale Club Holdings, Inc. †	5,676	348,904
Costco Wholesale Corp.	4,388	2,216,510
Walmart, Inc.	32,902	4,600,029
		7,165,443
Food products (0.3%)
McCormick & Co., Inc. (non-voting shares)	12,736	1,277,548
		1,277,548
Health-care equipment and supplies (2.8%)
Abbott Laboratories	22,578	2,877,792
Baxter International, Inc.	18,391	1,571,327
Boston Scientific Corp. †	54,251	2,327,368
Cooper Cos., Inc. (The)	2,415	961,895
DexCom, Inc. †	2,132	917,783
Edwards Lifesciences Corp. †	10,153	1,108,708
Intuitive Surgical, Inc. †	5,839	1,659,327
Medtronic PLC	8,680	898,293
Zimmer Biomet Holdings, Inc.	8,297	1,020,697
		13,343,190

Research Fund 17

COMMON STOCKS (95.5%)* cont.	Shares	Value
Health-care providers and services (2.7%)
Anthem, Inc.	4,412	$1,945,648
Cigna Corp.	8,053	1,855,894
CVS Health Corp.	15,106	1,608,940
McKesson Corp.	3,964	1,017,638
UnitedHealth Group, Inc.	13,969	6,601,330
		13,029,450
Hotels, restaurants, and leisure (1.8%)
Aramark	24,597	843,431
Booking Holdings, Inc. †	1,171	2,876,128
Chipotle Mexican Grill, Inc. †	1,186	1,761,898
Hilton Worldwide Holdings, Inc. †	16,975	2,463,242
Penn National Gaming, Inc. † S	19,381	883,967
		8,828,666
Household durables (0.7%)
PulteGroup, Inc.	62,349	3,285,169
		3,285,169
Household products (1.8%)
Procter & Gamble Co. (The)	54,078	8,676,815
		8,676,815
Industrial conglomerates (0.9%)
General Electric Co.	12,380	1,169,662
Honeywell International, Inc.	16,039	3,279,655
		4,449,317
Insurance (3.7%)
AIA Group, Ltd. (Hong Kong)	112,600	1,169,606
American International Group, Inc.	77,423	4,471,178
Assured Guaranty, Ltd.	108,499	5,781,912
AXA SA (France)	98,106	3,105,124
Prudential PLC (United Kingdom)	183,211	3,081,384
		17,609,204
Interactive media and services (5.4%)
Alphabet, Inc. Class A †	6,534	17,681,461
Meta Platforms, Inc. Class A †	25,962	8,132,856
		25,814,317
Internet and direct marketing retail (4.6%)
Amazon.com, Inc. †	7,466	22,334,315
		22,334,315
IT Services (5.8%)
Fidelity National Information Services, Inc.	70,607	8,467,192
Mastercard, Inc. Class A	29,352	11,341,026
PayPal Holdings, Inc. †	18,061	3,105,408
Visa, Inc. Class A	21,626	4,891,152
		27,804,778
Life sciences tools and services (1.9%)
Avantor, Inc. †	30,960	1,155,737
Bio-Rad Laboratories, Inc. Class A †	1,155	692,688
Danaher Corp.	12,565	3,590,951
Thermo Fisher Scientific, Inc.	6,432	3,738,922
		9,178,298

18 Research Fund

COMMON STOCKS (95.5%)* cont.	Shares	Value
Machinery (1.4%)
Deere & Co.	5,079	$1,911,736
Ingersoll Rand, Inc.	23,579	1,325,376
Otis Worldwide Corp.	43,447	3,711,677
		6,948,789
Metals and mining (0.4%)
Alamos Gold, Inc. Class A (Canada)	122,023	833,417
Anglo American PLC (United Kingdom)	16,921	742,023
Newmont Corp.	4,732	289,456
		1,864,896
Multi-utilities (0.3%)
Ameren Corp.	15,514	1,376,712
		1,376,712
Multiline retail (0.7%)
Target Corp.	16,293	3,591,466
		3,591,466
Oil, gas, and consumable fuels (3.5%)
Capricorn Energy PLC (United Kingdom) † S	143,168	397,133
Cenovus Energy, Inc. (Canada)	351,911	5,118,856
ConocoPhillips	15,113	1,339,314
Exxon Mobil Corp.	93,609	7,110,540
Shell PLC (United Kingdom)	70,530	1,789,549
TotalEnergies SE (France)	22,870	1,295,402
		17,050,794
Personal products (0.3%)
Olaplex Holdings, Inc. †	61,873	1,351,306
		1,351,306
Pharmaceuticals (2.6%)
Bristol-Myers Squibb Co.	15,333	994,958
Eli Lilly and Co.	8,905	2,185,198
Johnson & Johnson	22,594	3,892,720
Merck & Co., Inc.	24,206	1,972,305
Pfizer, Inc.	63,896	3,366,680
		12,411,861
Road and rail (1.8%)
CSX Corp.	41,360	1,415,339
Union Pacific Corp.	30,646	7,494,479
		8,909,818
Semiconductors and semiconductor equipment (4.2%)
Advanced Micro Devices, Inc. †	45,991	5,254,472
NVIDIA Corp.	38,145	9,340,185
Qualcomm, Inc.	31,775	5,584,774
		20,179,431
Software (11.9%)
Adobe, Inc. †	10,141	5,418,336
Intuit, Inc.	12,670	7,034,764
Microsoft Corp.	103,102	32,062,661
Oracle Corp.	71,918	5,836,865
Salesforce.com, Inc. †	21,725	5,053,887
Unity Software, Inc. †	20,397	2,144,745
		57,551,258

Research Fund 19

COMMON STOCKS (95.5%)* cont.	Shares	Value
Specialty retail (3.2%)
Bath & Body Works, Inc.	10,051	$563,560
Burlington Stores, Inc. †	2,545	602,987
CarMax, Inc. †	12,620	1,402,965
Home Depot, Inc. (The)	27,313	10,023,325
O’Reilly Automotive, Inc. †	2,551	1,662,614
TJX Cos., Inc. (The)	10,962	788,935
Warby Parker, Inc. Class A † S	12,463	463,250
		15,507,636
Technology hardware, storage, and peripherals (4.7%)
Apple, Inc.	130,713	22,846,018
		22,846,018
Textiles, apparel, and luxury goods (0.6%)
Levi Strauss & Co. Class A	27,782	609,259
Lululemon Athletica, Inc. (Canada) †	1,598	533,348
Nike, Inc. Class B	11,616	1,719,981
		2,862,588
Tobacco (0.3%)
Altria Group, Inc.	24,488	1,245,949
		1,245,949
Trading companies and distributors (0.3%)
United Rentals, Inc. †	5,009	1,603,481
		1,603,481
Wireless telecommunication services (0.9%)
T-Mobile US, Inc. †	40,302	4,359,467
		4,359,467
Total common stocks (cost $301,082,604)		$460,318,204

UNITS (0.1%)*	Units	Value
GoGreen Investments Corp. †	52,611	$527,162
Total units (cost $526,110)		$527,162

SHORT-TERM INVESTMENTS (4.8%)*		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.14% [d]	Shares	3,203,960	$3,203,960
Putnam Short Term Investment Fund Class P 0.16% L	Shares	18,893,839	18,893,839
U.S. Treasury Bills 0.046%, 2/17/22 #		$143,000	142,998
U.S. Treasury Bills 0.225%, 4/21/22 # ∆		101,000	100,963
U.S. Treasury Cash Management Bills 0.158%, 5/3/22 # ∆		700,000	699,620
Total short-term investments (cost $23,041,509)			$23,041,380

TOTAL INVESTMENTS
Total investments (cost $324,650,223)	$483,886,746

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

20 Research Fund

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2021 through January 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $481,772,137.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $603,771 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $150,934 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $91,898 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.

FORWARD CURRENCY CONTRACTS at 1/31/22 (aggregate face value $51,951,285) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	3/16/22	$5,687,884	$5,632,983	$(54,901)
	Canadian Dollar	Sell	4/20/22	1,415,014	1,412,010	(3,004)
	Singapore Dollar	Buy	2/16/22	2,045,060	2,021,083	23,977
	Singapore Dollar	Sell	2/16/22	2,045,060	2,042,018	(3,042)
Barclays Bank PLC
	British Pound	Sell	3/16/22	4,576,606	4,522,369	(54,237)
	Euro	Sell	3/16/22	1,317,567	1,331,499	13,932
Citibank, N.A.
	British Pound	Buy	3/16/22	1,761,371	1,744,392	16,979
	Canadian Dollar	Sell	4/20/22	2,311,846	2,307,351	(4,495)
	Danish Krone	Sell	3/16/22	1,440,071	1,456,535	16,464
	Euro	Sell	3/16/22	1,520,762	1,536,775	16,013
Goldman Sachs International
	British Pound	Sell	3/16/22	1,423,887	1,409,946	(13,941)
	Euro	Sell	3/16/22	644,221	651,102	6,881
HSBC Bank USA, National Association
	British Pound	Buy	3/16/22	1,197,060	1,185,532	11,528
	Euro	Sell	3/16/22	992,926	1,003,416	10,490

Research Fund 21

FORWARD CURRENCY CONTRACTS at 1/31/22 (aggregate face value $51,951,285) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
	British Pound	Buy	3/16/22	$1,918,281	$1,899,872	$18,409
	Canadian Dollar	Sell	4/20/22	1,196,981	1,194,755	(2,226)
	Singapore Dollar	Sell	2/16/22	946,146	969,415	23,269
Morgan Stanley & Co. International PLC
	Canadian Dollar	Buy	4/20/22	1,369,709	1,367,119	2,590
	Danish Krone	Buy	3/16/22	1,443,048	1,451,354	(8,306)
	Euro	Sell	3/16/22	1,392,233	1,406,705	14,472
State Street Bank and Trust Co.
	British Pound	Buy	3/16/22	1,644,663	1,628,796	15,867
	Canadian Dollar	Sell	4/20/22	433,314	432,345	(969)
	Hong Kong Dollar	Sell	2/16/22	949,509	951,202	1,693
UBS AG
	British Pound	Buy	3/16/22	3,061,155	3,031,039	30,116
	Canadian Dollar	Sell	4/20/22	2,491,338	2,492,174	836
	Euro	Buy	3/16/22	313,171	316,512	(3,341)
	Swedish Krona	Sell	3/16/22	521,767	539,255	17,488
WestPac Banking Corp.
	British Pound	Sell	3/16/22	4,930,091	4,882,523	(47,568)
	Canadian Dollar	Sell	4/20/22	816,288	814,675	(1,613)
	Euro	Buy	3/16/22	313,171	316,533	(3,362)
Unrealized appreciation						241,004
Unrealized (depreciation)						(201,005)
Total						$39,999
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 1/31/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	54	$12,191,985	$12,161,475	Mar-22	$86,285
Unrealized appreciation					86,285
Unrealized (depreciation)					—
Total					$86,285

22 Research Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$33,535,107	$—	$—
Consumer discretionary	65,419,024	—	—
Consumer staples	30,443,016	—	—
Energy	15,358,259	1,692,535	—
Financials	41,775,317	9,106,428	—
Health care	59,437,905	—	—
Industrials	40,334,712	—	—
Information technology	130,141,283	—	—
Materials	12,376,419	742,023	—
Real estate	5,491,406	—	—
Utilities	14,464,770	—	—
Total common stocks	448,777,218	11,540,986	—
Units	527,162	—	—
Short-term investments	—	23,041,380	—
Totals by level	$449,304,380	$34,582,366	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$39,999	$—
Futures contracts	86,285	—	—
Totals by level	$86,285	$39,999	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation. At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Research Fund 23

Statement of assets and liabilities 1/31/22 (Unaudited)

ASSETS
Investment in securities, at value, including $3,225,277 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $302,552,424)	$461,788,947
Affiliated issuers (identified cost $22,097,799) (Note 5)	22,097,799
Cash	229,892
Foreign currency (cost $88) (Note 1)	138
Dividends, interest and other receivables	333,960
Foreign tax reclaim	32,815
Receivable for shares of the fund sold	143,932
Receivable for investments sold	4,458,292
Receivable for variation margin on futures contracts (Note 1)	218,700
Unrealized appreciation on forward currency contracts (Note 1)	241,004
Prepaid assets	47,685
Total assets	489,593,164

LIABILITIES
Payable for investments purchased	3,636,478
Payable for shares of the fund repurchased	150,922
Payable for compensation of Manager (Note 2)	225,811
Payable for custodian fees (Note 2)	8,223
Payable for investor servicing fees (Note 2)	124,050
Payable for Trustee compensation and expenses (Note 2)	109,054
Payable for administrative services (Note 2)	690
Payable for distribution fees (Note 2)	96,689
Unrealized depreciation on forward currency contracts (Note 1)	201,005
Collateral on securities loaned, at value (Note 1)	3,203,960
Other accrued expenses	64,145
Total liabilities	7,821,027

Net assets	$481,772,137

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$303,719,143
Total distributable earnings (Note 1)	178,052,994
Total — Representing net assets applicable to capital shares outstanding	$481,772,137

(Continued on next page)

24 Research Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($381,559,185 divided by 8,695,928 shares)	$43.88
Offering price per class A share (100/94.25 of $43.88)*	$46.56
Net asset value and offering price per class B share ($3,173,524 divided by 80,819 shares)**	$39.27
Net asset value and offering price per class C share ($13,384,232 divided by 341,645 shares)**	$39.18
Net asset value, offering price and redemption price per class R share
($1,240,360 divided by 28,780 shares)	$43.10
Net asset value, offering price and redemption price per class R6 share
($23,175,464 divided by 519,078 shares)	$44.65
Net asset value, offering price and redemption price per class Y share
($59,239,372 divided by 1,334,179 shares)	$44.40

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Research Fund 25

Statement of operations Six months ended 1/31/22 (Unaudited)

INVESTMENT INCOME
Dividends	$3,019,582
Interest (including interest income of $5,059 from investments in affiliated issuers) (Note 5)	5,671
Securities lending (net of expenses) (Notes 1 and 5)	18,796
Total investment income	3,044,049

EXPENSES
Compensation of Manager (Note 2)	1,369,898
Investor servicing fees (Note 2)	376,051
Custodian fees (Note 2)	16,355
Trustee compensation and expenses (Note 2)	9,408
Distribution fees (Note 2)	589,328
Administrative services (Note 2)	8,268
Other	116,450
Total expenses	2,485,758
Expense reduction (Note 2)	(459)
Net expenses	2,485,299

Net investment income	558,750

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	20,906,145
Foreign currency transactions (Note 1)	1,259
Forward currency contracts (Note 1)	1,423,248
Futures contracts (Note 1)	348,950
Total net realized gain	22,679,602
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(17,312,882)
Assets and liabilities in foreign currencies	(2,122)
Forward currency contracts	(404,714)
Futures contracts	(101,918)
Total change in net unrealized depreciation	(17,821,636)

Net gain on investments	4,857,966

Net increase in net assets resulting from operations	$5,416,716

The accompanying notes are an integral part of these financial statements.

26 Research Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/22*	Year ended 7/31/21
Operations
Net investment income	$558,750	$1,316,890
Net realized gain on investments
and foreign currency transactions	22,679,602	34,989,420
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(17,821,636)	91,428,024
Net increase in net assets resulting from operations	5,416,716	127,734,334
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(8,818)	(2,040,257)
Class B	—	(1,307)
Class C	—	(3,198)
Class R	—	(4,620)
Class R6	(82,816)	(164,805)
Class Y	(167,356)	(324,686)
Net realized short-term gain on investments
Class A	(12,480,611)	(1,246,183)
Class B	(126,065)	(18,965)
Class C	(495,081)	(46,397)
Class R	(40,793)	(4,435)
Class R6	(762,926)	(65,287)
Class Y	(2,114,460)	(151,691)
From net realized long-term gain on investments
Class A	(16,396,096)	(3,385,485)
Class B	(165,615)	(51,521)
Class C	(650,400)	(126,047)
Class R	(53,591)	(12,048)
Class R6	(1,002,276)	(177,365)
Class Y	(2,777,819)	(412,098)
Increase (decrease) from capital share transactions (Note 4)	24,022,214	(1,233,006)
Total increase (decrease) in net assets	(7,885,793)	118,264,933

NET ASSETS
Beginning of period	489,657,930	371,392,997
End of period	$481,772,137	$489,657,930

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Research Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
January 31, 2022**	$46.80	.05	.57	.62	—[d]	(3.54)	(3.54)	—	$43.88	1.15*	$381,559	.51*	.10*	24*
July 31, 2021	35.33	.12	12.16	12.28	(.25)	(.56)	(.81)	—	46.80	35.18	388,700	1.03	.29	54
July 31, 2020	33.64	.22	3.94	4.16	(.34)	(2.13)	(2.47)	—	35.33	12.92	297,393	1.08	.67	90
July 31, 2019	35.35	.23	2.23	2.46	(.12)	(4.05)	(4.17)	—	33.64	8.65	270,420	1.10	.72	86
July 31, 2018	31.03	.16	4.68	4.84	—	(.52)	(.52)	—[f]	35.35	15.74	260,951	1.11	.47	97
July 31, 2017	26.50	.20	4.62[e]	4.82	(.29)	—	(.29)	—	31.03	18.34[e]	243,013	1.15	.71	98
Class B
January 31, 2022**	$42.39	(.12)	.54	.42	—	(3.54)	(3.54)	—	$39.27	.78*	$3,174	.88*	(.27)*	24*
July 31, 2021	32.10	(.17)	11.03	10.86	(.01)	(.56)	(.57)	—	42.39	34.16	4,007	1.78	(.45)	54
July 31, 2020	30.75	(.02)	3.57	3.55	(.07)	(2.13)	(2.20)	—	32.10	12.07	4,491	1.83	(.06)	90
July 31, 2019	32.79	—[d]	2.01	2.01	—	(4.05)	(4.05)	—	30.75	7.85	5,582	1.85	(.01)	86
July 31, 2018	29.03	(.08)	4.36	4.28	—	(.52)	(.52)	—[f]	32.79	14.89	6,877	1.86	(.27)	97
July 31, 2017	24.82	(.01)	4.32[e]	4.31	(.10)	—	(.10)	—	29.03	17.41[e]	8,072	1.90	(.03)	98
Class C
January 31, 2022**	$42.30	(.12)	.54	.42	—	(3.54)	(3.54)	—	$39.18	.78*	$13,384	.88*	(.28)*	24*
July 31, 2021	32.04	(.17)	11.00	10.83	(.01)	(.56)	(.57)	—	42.30	34.13	13,750	1.78	(.46)	54
July 31, 2020	30.72	(.02)	3.58	3.56	(.11)	(2.13)	(2.24)	—	32.04	12.13	11,234	1.83	(.08)	90
July 31, 2019	32.77	(.01)	2.01	2.00	—	(4.05)	(4.05)	—	30.72	7.82	10,106	1.85	(.03)	86
July 31, 2018	29.02	(.08)	4.35	4.27	—	(.52)	(.52)	—[f]	32.77	14.86	8,931	1.86	(.26)	97
July 31, 2017	24.82	(.01)	4.32[e]	4.31	(.11)	—	(.11)	—	29.02	17.43[e]	16,774	1.90	(.05)	98
Class R
January 31, 2022**	$46.07	(.02)	.59	.57	—	(3.54)	(3.54)	—	$43.10	1.05*	$1,240	.63*	(.03)*	24*
July 31, 2021	34.81	.02	11.96	11.98	(.16)	(.56)	(.72)	—	46.07	34.80	906	1.28	.05	54
July 31, 2020	33.17	.14	3.88	4.02	(.25)	(2.13)	(2.38)	—	34.81	12.66	1,061	1.33	.44	90
July 31, 2019	34.88	.15	2.20	2.35	(.01)	(4.05)	(4.06)	—	33.17	8.40	1,257	1.35	.46	86
July 31, 2018	30.70	.08	4.62	4.70	—	(.52)	(.52)	—[f]	34.88	15.45	1,074	1.36	.23	97
July 31, 2017	26.21	.13	4.57[e]	4.70	(.21)	—	(.21)	—	30.70	18.02[e]	1,895	1.40	.45	98
Class R6
January 31, 2022**	$47.63	.13	.60	.73	(.17)	(3.54)	(3.71)	—	$44.65	1.34*	$23,175	.33*	.28*	24*
July 31, 2021	35.94	.27	12.36	12.63	(.38)	(.56)	(.94)	—	47.63	35.65	24,078.66		.65	54
July 31, 2020	34.17	.35	4.01	4.36	(.46)	(2.13)	(2.59)	—	35.94	13.39	15,440.69		1.05	90
July 31, 2019	35.86	.37	2.25	2.62	(.26)	(4.05)	(4.31)	—	34.17	9.08	10,999.70		1.13	86
July 31, 2018	31.34	.30	4.74	5.04	—	(.52)	(.52)	—[f]	35.86	16.23	9,092.70		.89	97
July 31, 2017	26.76	.32	4.66[e]	4.98	(.40)	—	(.40)	—	31.34	18.83[e]	8,396.72		1.13	98

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Research Fund	Research Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class Y
January 31, 2022**	$47.37	.11	.58	.69	(.12)	(3.54)	(3.66)	—	$44.40	1.28*	$59,239	.38*	.23*	24*
July 31, 2021	35.74	.23	12.28	12.51	(.32)	(.56)	(.88)	—	47.37	35.49	58,216.78		.54	54
July 31, 2020	34.00	.30	3.99	4.29	(.42)	(2.13)	(2.55)	—	35.74	13.23	41,773.83		.91	90
July 31, 2019	35.71	.32	2.24	2.56	(.22)	(4.05)	(4.27)	—	34.00	8.93	32,115.85		.97	86
July 31, 2018	31.26	.23	4.74	4.97	—	(.52)	(.52)	—[f]	35.71	16.05	29,281.86		.69	97
July 31, 2017	26.70	.26	4.65[e]	4.91	(.35)	—	(.35)	—	31.26	18.59[e]	12,897.90		.90	98

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring litigation payment received by the fund from Household International which amounted to the following amounts per share outstanding on May 8, 2017:

Per share
Class A	$0.49
Class B	0.46
Class C	0.46
Class R	0.48
Class R6	0.49
Class Y	0.49

This payment resulted in an increase to total returns of 1.87% for the year ended July 31, 2017.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission and Countrywide Financial which amounted to less than $0.01 per share outstanding on November 29, 2017.

The accompanying notes are an integral part of these financial statements.

30 Research Fund	Research Fund 31

Notes to financial statements 1/31/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2021 through January 31, 2022.

Putnam Research Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

32 Research Fund

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Research Fund 33

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

34 Research Fund

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $136,878 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $150,934 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $3,203,960 and the value of securities loaned amounted to $3,225,277.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from and lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net

Research Fund 35

investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $328,733,627, resulting in gross unrealized appreciation and depreciation of $161,594,262 and $6,314,859, respectively, or net unrealized appreciation of $155,279,403.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.272% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

36 Research Fund

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$305,304	Class R6	6,170
Class B	2,828	Class Y	50,056
Class C	10,861	Total	$376,051
Class R	832

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $459 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $353, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

Research Fund 37

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$497,426
Class B	1.00%	1.00%	18,414
Class C	1.00%	1.00%	70,769
Class R	1.00%	0.50%	2,719
Total			$589,328

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $18,524 from the sale of class A shares and received $124 and $77 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $30 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$114,358,322	$127,528,474
U.S. government securities (Long-term)	—	—
Total	$114,358,322	$127,528,474

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	234,568	$10,978,071	732,452	$30,159,440
Shares issued in connection with
reinvestment of distributions	622,254	27,976,422	163,497	6,436,863
	856,822	38,954,493	895,949	36,596,303
Shares repurchased	(467,232)	(21,867,000)	(1,006,544)	(40,835,551)
Net increase (decrease)	389,590	$17,087,493	(110,595)	$(4,239,248)

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	546	$23,692	2,725	$100,199
Shares issued in connection with
reinvestment of distributions	7,175	288,999	1,940	69,547
	7,721	312,691	4,665	169,746
Shares repurchased	(21,437)	(901,766)	(50,018)	(1,860,764)
Net decrease	(13,716)	$(589,075)	(45,353)	$(1,691,018)

38 Research Fund

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	23,675	$1,003,735	94,851	$3,537,770
Shares issued in connection with
reinvestment of distributions	28,424	1,142,376	4,900	175,273
	52,099	2,146,111	99,751	3,713,043
Shares repurchased	(35,503)	(1,485,812)	(125,387)	(4,483,209)
Net increase (decrease)	16,596	$660,299	(25,636)	$(770,166)

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class R	Shares	Amount	Shares	Amount
Shares sold	7,399	$362,503	2,913	$113,997
Shares issued in connection with
reinvestment of distributions	2,136	94,384	448	17,392
	9,535	456,887	3,361	131,389
Shares repurchased	(430)	(19,979)	(14,175)	(599,128)
Net increase (decrease)	9,105	$436,908	(10,814)	$(467,739)

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	46,824	$2,255,391	151,171	$6,420,443
Shares issued in connection with
reinvestment of distributions	40,411	1,847,977	10,192	407,457
	87,235	4,103,368	161,363	6,827,900
Shares repurchased	(73,685)	(3,504,634)	(85,471)	(3,490,115)
Net increase	13,550	$598,734	75,892	$3,337,785

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	690,197	$32,891,415	1,168,876	$47,521,304
Shares issued in connection with
reinvestment of distributions	110,888	5,043,192	22,131	880,593
	801,085	37,934,607	1,191,007	48,401,897
Shares repurchased	(695,896)	(32,106,752)	(1,130,942)	(45,804,517)
Net increase	105,189	$5,827,855	60,065	$2,597,380

Research Fund 39

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/21	cost	proceeds	income	of 1/31/22
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$1,105,950	$14,618,423	$12,520,413	$578	$3,203,960
Putnam Short Term
Investment Fund**	19,872,148	64,734,254	65,712,563	5,059	18,893,839
Total Short-term
investments	$20,978,098	$79,352,677	$78,232,976	$5,637	$22,097,799

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	30
Forward currency contracts (contract amount)	$54,200,000

40 Research Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$241,004	Payables	$201,005
Receivables, Net
assets — Unrealized
Equity contracts	appreciation	86,285*	Payables	—
Total		$327,289		$201,005

* Includes cumulative appreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$1,423,248	$1,423,248
Equity contracts	348,950	—	348,950
Total	$348,950	$1,423,248	$1,772,198

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$(404,714)	$(404,714)
Equity contracts	(101,918)	—	(101,918)
Total	$(101,918)	$(404,714)	$(506,632)

Research Fund 41

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	BofA Securities, Inc.	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Futures contracts§	$—	$—	$218,700	$—	$—	$—	$—	$—	$—	$—	$—	$218,700
Forward currency contracts#	23,977	13,932	—	49,456	6,881	22,018	41,678	17,062	17,560	48,440	—	241,004
Total Assets	$23,977	$13,932	$218,700	$49,456	$6,881	$22,018	$41,678	$17,062	$17,560	$48,440	$—	$459,704
Liabilities:
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	60,947	54,237	—	4,495	13,941	—	2,226	8,306	969	3,341	52,543	201,005
Total Liabilities	$60,947	$54,237	$—	$4,495	$13,941	$—	$2,226	$8,306	$969	$3,341	$52,543	$201,005
Total Financial and Derivative
Net Assets	$(36,970)	$(40,305)	$218,700	$44,961	$(7,060)	$22,018	$39,452	$8,756	$16,591	$45,099	$(52,543)	$258,699
Total collateral received
(pledged)†##	$(36,970)	$(40,305)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$—	$—	$218,700	$44,961	$(7,060)	$22,018	$39,452	$8,756	$16,591	$45,099	$(52,543)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$(39,980)	$(110,954)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(150,934)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the table listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $603,771.

42 Research Fund	Research Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Research Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and BSA
Management, LLC	Liaquat Ahamed	Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisors	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Nancy E. Florek	Janet C. Smith
State Street Bank	Vice President, Director of	Vice President,
and Trust Company	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
Legal Counsel	and Assistant Treasurer	and Assistant Treasurer
Ropes & Gray LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 30, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 30, 2022